Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of Securities Exchange Act of
              1934 Date of Report (Date of earliest event reported)
                               September 29, 2005

                                PBS HOLDING, INC.
                    (formerly Primary Business Systems, Inc.)
             (Exact name of registrant as specified in its charter)

    Nevada                                                           86-0857752
(State or other jurisdiction       (Commission File No.)          (IRS Employer
              of Jurisdiction)                            Identification Number)

  433 Kitty Hawk Dr., Suite 226, Universal City, Texas                78148
  (Address of principal executive offices)                       (Postal Code)

     Registrant's telephone number, including area code:         210-658-4675

(Former name or former address, if changed since last report.)
Primary Business Systems, Inc.

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

_  Written communications pursuant to Rule 425 under the Securities Act
  (17 CFR 230.425)

_ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.03  Amendments to Articles of Incorporation.

Primary Business Systems, Inc., a Nevada corporation has completed its name change and a reverse stock split, effective on September 29, 2005.

The new name of the corporation is PBS Holding, Inc.

The reverse stock split was made on the basis of one (1) share for each eight
(8) shares issued and outstanding. The par value of the Common Stock did not change.

The Company's transfer agent, Registrar and Transfer Company, will be providing to each shareholder of record as of August 29, 2005 a transmittal letter with instructions to return their share certificates for new share certificates. Fractional shares will be paid in cash.

In addition, the trading symbol for the Common Stock has been changed to PBHG.OB

Item 7.  Financial Statement and Exhibits

None

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PBS Holding, Inc.
October 2, 2005

                                                   /s/Patrick D. Matthews
                                            -----------------------------
                                            Name: Patrick D. Matthews
                                            Title: Chairman and President